UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Mateon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 7, 2018

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2018 annual meeting of stockholders of Mateon Therapeutics, Inc., to be held at 10:00 a.m., local time, on Wednesday, June 20, 2018, at the offices of our counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 44 Montgomery Street, 36th Floor, San Francisco, California 94104.

Details regarding the meeting, the business to be conducted at the meeting, and information about Mateon Therapeutics, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, five persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve the amended and restated Mateon Therapeutics, Inc. 2015 Equity Incentive Plan, to approve a proposed amendment to our Restated Certificate of Incorporation to increase the number of our authorized shares of common stock, and to ratify the selection of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2018. The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On approximately May 7, 2018, we will begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2018 Annual Meeting of Stockholders and our 2017 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Mateon Therapeutics, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

/s/ William D. Schwieterman, M.D.
William D. Schwieterman, M.D.
President and Chief Executive Officer

701 GATEWAY BOULEVARD, SUITE 210

SOUTH SAN FRANCISCO, CALIFORNIA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2018

TO OUR STOCKHOLDERS:

Please take notice that the 2018 annual meeting of stockholders (the “Annual Meeting”) of Mateon Therapeutics, Inc., a Delaware corporation, will be held on Wednesday, June 20, 2018, at 10:00 a.m., local time, at the offices of the Company’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 44 Montgomery Street, 36th Floor, San Francisco, California 94104, for the following purposes:

1. To elect five members to the Board of Directors to hold office until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

2. To approve the amended and restated Mateon Therapeutics, Inc. 2015 Equity Incentive Plan, which includes an increase in the number of shares available for the grant of awards from 4,725,781 shares to 7,250,000 shares;

3. To approve a proposed amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 70,000,000 to 150,000,000;

4. To ratify the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

5. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Board of Directors recommends a vote “for” the election of each director nominee and a “for” vote for the second, third and fourth proposals listed above.

The Board of Directors has fixed the close of business on April 30, 2018, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. You may vote if you were a record holder of Mateon shares at the close of business on this date. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our principal executive offices located at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either in person or by proxy. When you have finished reading the proxy statement, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submitting your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William D. Schwieterman, M.D.
William D. Schwieterman, M.D.
President and Chief Executive Officer

May 7, 2018

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3

PROPOSAL 1: ELECTION OF DIRECTORS	8

PROPOSAL 2: APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN	11

PROPOSAL 3: AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE FROM 70,000,000 SHARES TO 150,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED	16

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

MANAGEMENT AND CORPORATE GOVERNANCE	20

EXECUTIVE OFFICERS OF THE COMPANY	23

AUDIT COMMITTEE REPORT	23

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	24

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25

EXECUTIVE COMPENSATION	27

EXPENSES OF SOLICITATION	37

COMPENSATION PRACTICES AND POLICIES RELATING TO RISK MANAGEMENT	38

CORPORATE CODE OF CONDUCT AND ETHICS	38

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	38

OTHER MATTERS	38

ANNUAL REPORT	39

APPENDIX A AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN	A-1

APPENDIX B AMENDMENT TO RESTATED CERTIFICATE	B-1

APPENDIX C PROXY CARD	C-1

PROXY STATEMENT FOR THE MATEON THERAPEUTICS, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 20, 2018

This proxy statement, along with the accompanying notice of the 2018 annual meeting of stockholders (the “Annual Meeting”) of Mateon Therapeutics, Inc., contains information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m., local time, on Wednesday, June 20, 2018, at the offices of the Company’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 44 Montgomery Street, 36th Floor, San Francisco, California 94104.

In this proxy statement, we refer to Mateon Therapeutics, Inc. as “Mateon,” “the Company,” “we,” “our” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

On or about May 7, 2018, we will begin sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 20, 2018

This proxy statement and our 2017 annual report to stockholders are being mailed to all stockholders of record. For stockholders that hold their shares in a brokerage account (also called “street name” stockholders), this proxy statement and our 2017 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the year ended December 31, 2017, on the website of the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors & News” section of our website at www.mateon.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to Mateon Therapeutics, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080. Exhibits will be provided upon written request and payment of an appropriate processing fee.

The Annual Meeting will be held on Wednesday, June 20, 2018, at 10:00 a.m., local time, at the offices of the Company’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 44 Montgomery Street, 36th Floor, San Francisco, California 94104. You are urged to attend the Annual Meeting and vote in person. If you are unable to attend the Annual Meeting and vote in person, the Board of Directors would appreciate your prompt vote either electronically via the Internet or telephone or via regular mail. We encourage you to vote electronically, if you are given that option.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy? You received this proxy statement and the accompanying Notice of Annual Meeting of Stockholders because our Board of Directors is soliciting your proxy to vote at the Annual Meeting and any adjournments of the Annual Meeting. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, because you owned shares of Mateon common stock on the record date, April 30, 2018. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials to stockholders on or about May 7, 2018.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials? As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote. Record holders of our common stock at the close of business on the record date, April 30, 2018, may vote at the Annual Meeting. On April 30, 2018, approximately 75 record holders held 41,419,934 shares of our outstanding common stock. Our common stock is our only outstanding class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes You Have. Each share of our common stock that you own entitles you to one vote.

How You Can Vote. You can only vote your shares if you are either present in person or represented by proxy at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstained with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing the ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive voting instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 19, 2018.

Recommendations of the Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” the election of the five director nominees;

•	“FOR” the Amended and Restated 2015 Equity Incentive Plan, which includes an increase in the number of shares available for grant of awards from 4,725,781 shares to 7,250,000 shares;

•	“FOR” the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 70,000,000 to 150,00,000; and

•	“FOR” the ratification of the appointment of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2018.

If any other matter is properly presented, the proxy holder will vote your shares in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy? If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by delivering a written notice of revocation before the Annual Meeting with a date later than your previously delivered proxy card to our principal offices at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080; or

•	by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

How to Vote if You Receive More Than One Proxy Card. You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How You Can Vote” for each account to ensure that all of your shares are voted.

How Your Shares Will Be Voted if You Do Not Vote. If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How You Can Vote.” If your shares are held in street name and you do not provide voting instructions to the bank, broker, or other nominee that holds your shares as described above, the bank, broker, or other nominee that holds your shares has the authority to vote your unvoted shares only on proposals authorizing the amendment to the Company’s Restated Certificate of Incorporation and on the ratification of the appointment of our independent registered public accounting firm (Proposals 3 and 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker, or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker, or other nominee does not have the ability to vote your uninstructed shares in the election of directors or the approval of the Amended and Restated 2015 Equity Incentive Plan. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors and the approval of the Amended and Restated 2015 Equity Incentive Plan, as disclosed in this proxy statement (Proposals 1 and 2 of this proxy statement).

Confidentiality of Votes. We will keep all the proxies, ballots and voting tabulations private. We only let Broadridge Financial Solutions, Inc., which is assisting us with our proxy process and serving as our inspector of election (the “Inspector of Election”), AST and other members of the Company’s management team examine these documents unless further disclosure is necessary to meet legal requirements.

Voting in Person. If you are a stockholder of record and plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 30, 2018, the record date, for determining who is entitled to vote, and you must also make arrangements with your bank, broker or other nominee in advance so that our Inspector of Elections is able to verify that your shares have not been previously voted.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Company’s Amended and Restated 2015 Equity Incentive Plan	The affirmative vote of a majority of the total votes cast on the proposal is required to approve the amendment and restatement of the 2015 Equity Incentive Plan, which includes an increase in the number of shares available under the 2015 Equity Incentive Plan from 4,725,781 shares to 7,250,000 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the amendment and restatement of the 2015 Equity Incentive Plan. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve Amendment to the Company’s Restated Certificate of Incorporation to Increase Number of Authorized Shares	The affirmative vote of a majority of our outstanding common stock is required to approve the amendment of the Company’s Restated Certificate of Incorporation. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes (resulting from a broker choosing not to exercise its authority to vote) will be counted towards the vote total for this proposal and will have the same effect as “against” votes.

Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast affirmatively or negatively is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2018, the Audit Committee of our Board of Directors will reconsider its selection.

What Are the Costs of Soliciting these Proxies? We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting (in person or by proxy) and abstentions are counted for purposes of determining whether a quorum exists. If a broker has voted on at least one agenda item, then broker non-votes are counted for purposes of determining whether a quorum exists.

Where to Find the Voting Results of the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Householding of Annual Disclosure Documents. SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements, and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, AST, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of Mateon’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Mateon stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•	If your Mateon shares are registered in your own name, please contact our transfer agent, AST, and inform them of your request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, Brooklyn, NY 11219.

•	If a broker or other nominee holds your Mateon shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications. Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card; or

•	following the instructions provided when you vote over the Internet.

Attending the Annual Meeting. The Annual Meeting will be held at 10:00 a.m, local time, on Wednesday, June 20, 2018, at the offices of the Company’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 44 Montgomery Street, 36th Floor, San Francisco, California 94104.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members, including four members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under our Amended and Restated By-laws (the “By-laws”), the number of members of our Board of Directors is fixed from time to time by the Board of Directors. On April 18, 2018, our Board of Directors accepted the recommendation of the Nominating Committee and voted to nominate for election Dr. David J. Chaplin, Dr. Simon C. Pedder, Mr. Donald R. Reynolds, Dr. Bobby W. Sandage, Jr. and Dr. William D. Schwieterman, at the Annual Meeting for a term of one year to serve until the 2019 annual meeting of stockholders and until their respective successors have been elected and qualified.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that each of the nominees except for Dr. Chaplin and Dr. Schwieterman qualify as “independent directors” as defined under the rules of The Nasdaq Stock Market and OTC Markets’ OTCQX Rules for U.S. Companies.

Proxies received in connection with the Annual Meeting will be voted for no more than five director nominees. A plurality of the shares voted affirmatively at the Annual Meeting is required to elect each nominee as a director. We will vote your shares as you specify on your proxy card. If you sign, date and return the proxy card but do not specify how you want your shares voted, we will vote them FOR the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. If we do not name a substitute nominee, the size of the Board of Directors will be reduced.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during at least the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. If elected, each director would serve for a one-year term, expiring at the 2019 annual meeting of stockholders and until his successor is elected. Each nominee for election to the Board of Directors is currently serving as a director.

The following table sets forth certain information about each nominee. The ages of the nominees are as of March 30, 2018.

Name	Age	Position
David J. Chaplin, Ph.D.	62	Director
Simon C. Pedder, Ph.D.	57	Director
Donald R. Reynolds	55	Director
Bobby W. Sandage, Jr., Ph.D.	64	Director
William D. Schwieterman, M.D.	60	Chairman of the Board of Directors, President and Chief Executive Officer

David J. Chaplin, Ph.D. Dr. Chaplin has been a member of our Board of Directors since January 2013. Dr. Chaplin also served as our Chief Scientific Officer from May 2015 through January 2018, when he retired from his position as Chief Scientific Officer. Prior to serving as our Chief Scientific Officer, Dr. Chaplin was President and Chief Executive Officer from May 2014 until May 2015, and Head of Research and Development from 2000 until 2011. From 1999 to 2000, Dr. Chaplin served as Vice President of Oncology at Aventis Pharma in Paris, where he was in charge of drug development from preclinical through phase 1 trials. Prior to the merger of Rhone Poulenc Rorer (“RPR”) with Hoechst Marion Roussell, Dr. Chaplin was Senior Director of Oncology at

RPR from 1998 to 1999. From 1992 to 1998, Dr. Chaplin headed up the Cancer Research Campaign’s (“CRC”) Tumor Microcirculation Group, based at the Gray Laboratory Cancer Research Trust, Mount Vernon Hospital, London. During this time, he was also a member of the CRC Phase I/II clinical trials committee. Dr. Chaplin also served as Section Head of Cancer Biology at Xenova in the U.K. from 1990 to 1992, and held a senior staff appointment at the British Columbia Cancer Research Centre from 1982 to 1990. Dr. Chaplin has a B.Sc. in chemistry from the University of Essex, a M.Sc. in pharmacology from the University of Southampton, and completed his Ph.D. in tumor biology at the University of London. Since July 2012, Dr. Chaplin has been a director of PHusis Therapeutics, Inc., a privately held biopharmaceutical company in the United States developing inhibitors of proteins with regulatory PH-domains that drive cancer growth. Since 2017, Dr. Chaplin has been a director of FasT Biopharma Ltd., a privately held company in the United Kingdom developing antibody based therapeutics. The Board believes that Dr. Chaplin’s expertise as one of the developers of the Company’s technology and his experience in the oncology field, together with his relationships with collaborators working on similar technology in this field, qualify Dr. Chaplin to serve as a director and led to the Board’s conclusion that he should be a member of the Board of Directors.

Simon C. Pedder, Ph.D. Dr. Pedder has been a member of our Board of Directors since March 2016. Dr. Pedder currently serves as the Vice President of Corporate Strategy and Business Development of Athenix, Inc., a private global specialty oncology pharmaceutical company. From April 2014 through June 2015, Dr. Pedder served as the President and Chief Executive Officer of Cellectar Biosciences, Inc., a biopharmaceutical company developing compounds for the treatment, diagnosis and imaging of cancer, and served as Cellectar’s Acting Chief Executive Officer from October 2013 until April 2014. Dr. Pedder also served as a member of the board of directors of Cellectar from October 2013 until June 2015. From May 2004 through July 2012, Dr. Pedder served as President, Chief Executive Officer and as a director of Chelsea Therapeutics, Inc., a public development stage biopharmaceutical company. Dr. Pedder has a Bachelor of Environmental Studies from the University of Waterloo, a Master of Science in Toxicology from Concordia University and a Ph.D. in Pharmacology from the Medical College at the University of Saskatchewan College of Medicine. Dr. Pedder currently serves on the board of directors of Cerecor, Inc., Eboo Pharmaceuticals, Inc., a private development-stage pharmaceutical company, and Atlantic Research Group, a private contract research organization. Dr. Pedder also served as a member of the board of directors of Cellectar from October 2013 until June 2015. The Board believes Dr. Pedder’s experience in cancer drug development and his experience managing public life sciences companies qualify Dr. Pedder to serve as a director of the Company and led to the Board’s conclusion that Dr. Pedder should be a member of the Board of Directors.

Donald R. Reynolds. Mr. Reynolds has been a member of our Board of Directors since October 2016. Mr. Reynolds is a practicing attorney and partner at the law firm of Wyrick Robbins Yates & Ponton LLP with experience in the areas of capital markets, securities law, mergers & acquisitions, venture capital and general corporate law. Mr. Reynolds also currently teaches Securities Regulation at Campbell University’s law school and guest lectures on corporate governance at the University of North Carolina Chapel Hill’s Kenan-Flagler Business School. Since Mr. Reynolds’s elevation to partner at the law firm of Wyrick Robbins Yates & Ponton LLP in 1996, he has participated in a variety of the firm’s internal committees, including the firm’s Executive Committee, Strategic Planning Committee, Nominating Committee and Compensation Committee. Mr. Reynolds received his B.A. from Whitman College and his J.D. from New York University School of Law. He is currently licensed to practice law in California and North Carolina. Mr. Reynolds currently serves as a member of the board of directors of Atlantic Research Group, Inc., a private clinical research organization, and as Chair of the board of directors of USA Taekwondo, the non-profit national governing body for the sport. The Board believes that Mr. Reynolds’s extensive experience as a practicing capital markets attorney qualifies Mr. Reynolds to serve as a director of the Corporation and led to the Board’s conclusion that he should be a member of the Board.

Bobby W. Sandage, Jr., Ph.D. Dr. Sandage has been a member of our Board of Directors since October 2016. Dr. Sandage currently serves as the president and chief executive officer of Euclises Pharmaceuticals, Inc., a private drug discovery and development company advancing cyclooxygenase-2 (COX-2) inhibitors for cancer therapy. Since August of 2016, he has served as a general partner of Cultivation Capital, a venture capital firm specializing in investments in private technology and life sciences companies. Dr. Sandage is currently a member of the board of directors of Immunophotonics, Inc., a private cancer vaccine development company, EDIS Solutions, LLC, a private healthcare information technology company, and Euclises Pharmaceuticals, Inc. The Board believes that Dr. Sandage’s experience managing public life sciences companies and his extensive prior work on New Drug Applications, qualify Dr. Sandage to serve as a director of the Corporation and led to the Board’s conclusion that Dr. Sandage should be a member of the Board of Directors.

William D. Schwieterman, M.D. Since May 2015, Dr. Schwieterman has served as President and Chief Executive Officer of Mateon. Dr. Schwieterman has also been an independent consultant to biotech and pharmaceutical companies, including to Mateon, specializing in clinical development since July 2002. Dr. Schwieterman is a board-certified internist and a rheumatologist. Dr. Schwieterman was previously a part-time employee of Perceptive Advisors, LLC, a hedge fund based in New York, NY. From 2009 to 2014, Dr. Schwieterman was the Chief Medical Officer of Chelsea Therapeutics, Inc., a publicly traded biopharmaceutical development company, where he led the Chelsea Therapeutics clinical development team toward the approval of droxidopa for the treatment of symptoms of Parkinson’s disease and other neurogenerative diseases. Dr. Schwieterman was formerly Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the Food and Drug Administration (the “FDA”). In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules. Dr. Schwieterman holds a B.S. and M.D. from the University of Cincinnati. Dr. Schwieterman does not currently serve, and has not served in the past five years, as a member of the board of directors of another reporting company or of any registered investment company. The Board believes that Dr. Schwieterman’s medical training and his expertise with regulatory matters involving the FDA and the clinical trials process are invaluable skills that Dr. Schwieterman brings to his Board service and led to the Board’s conclusion that Dr. Schwieterman should be a member of the Board of Directors.

A plurality of the shares voted for each nominee at the Annual Meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION TO THE BOARD OF DIRECTORS OF EACH DIRECTOR NOMINEE NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ELECTION OF SUCH NOMINEES UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

General

Our Board of Directors is requesting that our stockholders approve the Company’s Amended and Restated 2015 Equity Incentive Plan as attached as Appendix A to this proxy statement (the “Amended and Restated 2015 Plan” or the “2015 Plan”). The Amended and Restated 2015 Plan was approved by our Board of Directors on April 18, 2018, effective upon approval by our stockholders at the Annual Meeting, and includes an increase in the number of authorized shares under the 2015 Plan from 4,725,781 shares of our common stock to an aggregate of 7,250,000 shares of our common stock. The number of shares currently authorized under our 2015 Plan includes 4,000,000 shares approved for the 2015 Plan and 725,781 shares that were approved for the 2015 Plan if they were not issued under the Mateon Therapeutics, Inc. 2005 Stock Plan (the “2005 Plan”).

The 2015 Plan was approved by our Board of Directors and stockholders in 2015 and amended and restated by our Board of Directors in 2017.

As of April 30, 2018, options to purchase 2,825,593 shares of common stock are outstanding under the 2015 Plan, options to purchase 221,799 shares of common stock are outstanding under the 2005 Plan, no shares have been issued upon the exercise of options granted under the 2015 Plan, 75,864 shares have been issued upon the exercise of options granted under the 2005 Plan and 1,678,389 options remain available for issuance under the 2015 Plan. By its terms, the 2015 Plan may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval.

This amendment is being submitted to you for approval at the Annual Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Generally, shares of common stock reserved for awards under the Amended and Restated 2015 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The Amended and Restated 2015 Plan provides that no participant may receive awards for more than 500,000 shares of common stock in any fiscal year.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to attract qualified employees and directors that will be instrumental in the performance of the Company in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. Our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our 2015 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the Company’s Amended and Restated 2015 Equity Incentive Plan, including the proposed increase in the number of shares authorized to be granted thereunder, is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of the Amended and Restated 2015 Equity Incentive Plan.

The following is a brief summary of the Amended and Restated 2015 Plan. This summary is qualified in its entirety by reference to the text of the Amended and Restated 2015 Plan, a copy of which is attached as Appendix A to this proxy statement.

Material Features of the Amended and Restated 2015 Plan.

Eligibility. The Amended and Restated 2015 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards, and other stock-based awards to employees, consultants and directors. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and provide additional incentive for them to promote our success or the success of our affiliates. The Amended and Restated 2015 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors, and consultants of the Company and its affiliates are eligible to participate in the Amended and Restated 2015 Plan. As of April 30, 2018, there were approximately 11 individuals eligible to participate. On April 30, 2018, the closing market price per share of our common stock was $0.21, as reported on OTCQX marketplace.

Stock Options. Stock options granted under the Amended and Restated 2015 Plan may either be incentive stock options (“ISOs”), which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. ISOs may only be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an ISO is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the ISO may not be longer than five years. Options may not have a term longer than ten years, except that if an ISO is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, it may not have a term longer than five years from the date of the grant unless otherwise provided in the option agreement.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for twelve months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The Amended and Restated 2015 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration. In accordance with the terms of the Amended and Restated 2015 Plan, our Board of Directors has authorized our Compensation Committee to administer the Amended and Restated 2015 Plan. The Compensation Committee may delegate part of its authority and powers under the Amended and Restated 2015 Plan to one or more of our directors and/or officers, but only our Board of Directors or our Compensation

Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the Amended and Restated 2015 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination and cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the Amended and Restated 2015 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of any outstanding award, other than reducing the exercise price or purchase price, provided that (i) the term or condition as amended is not prohibited by the Amended and Restated 2015 Plan; (ii) any amendment does not impair the rights of a participant under any award previously granted without that participant’s consent; and (iii) any amendment will be made only after the Compensation Committee determines whether the amendment would cause any adverse tax consequences to the participant.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, the Compensation Committee or the successor board, may, in its sole discretion, take any one or more of the following actions pursuant to the Amended and Restated 2015 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•	with respect to stock grants and in lieu of any of the foregoing, the Compensation Committee or the successor board may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Compensation Committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendment and Termination. The Amended and Restated 2015 Plan may be amended by our stockholders. It may also be amended by the Compensation Committee, provided that any amendment approved by the Compensation Committee which is of a scope that requires stockholder approval as required by the rules of order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of Plan. The Amended and Restated 2015 Plan will expire by its terms on February 26, 2025.

Federal Income Tax Considerations. The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended and Restated 2015 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended and Restated 2015 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	ISOs are intended to qualify for treatment under Section 422 of the Code. An ISO does not result in taxable income to the optionee or in a deduction to us at the time the option is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as ISOs, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not ISOs.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the Amended and Restated 2015 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits. The amounts of any future grants under the Amended and Restated 2015 Plan are not determinable as awards under the Amended and Restated 2015 Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Amended and Restated 2015 Plan or the amount or types of any such awards.

Vote Required and Board of Directors’ Recommendation

For these reasons, the Board of Directors has recommended approval of the Amended and Restated 2015 Plan which includes an increase in the number of shares authorized to be granted thereunder. The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve the Amended and Restated 2015 Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN, WHICH INCLUDES AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES AVAILABLE FOR THE GRANT OF AWARDS UNDER THE 2015 PLAN FROM 4,725,781 SHARES TO 7,250,000 SHARES OF COMMON STOCK. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3: AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE FROM 70,000,000 SHARES TO 150,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

The Board of Directors has determined that it is advisable to increase our authorized common stock from 70,000,000 shares to 150,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Restated Certificate of Incorporation is attached to this proxy statement as Appendix B.

As of April 30, 2018, 41,419,934 shares of our common stock were issued and outstanding and an additional 6,725,781 shares were reserved for issuance upon the exercise of options granted under our various stock-based incentive plans. In addition, 17,090,740 shares were reserved for issuance upon the exercise of warrants, excluding 7,437,500 shares to be reserved for the Series B Warrants (described below). Accordingly, a total of 4,763,545 shares of common stock are available for future issuance, prior to the consideration of shares required for the Series B Warrants.

Purpose, Background and Potential Effects of the Share Increase

The Company is in the business of developing investigational drugs for the treatment of cancer. We have financed our operations primarily through public offerings and private placements of our common stock. We do not currently have any commitments for future external funding, including any arrangements with larger pharmaceutical companies or others to pay for our on-going development costs, and none of our product candidates have been approved for sale. The Company has very limited capital, with only $0.2 million in cash and cash equivalents as of March 31, 2018, and limited access to new sources of capital. We have no source of revenue and do not expect to receive any product revenue in the near future. Until we can generate a revenue from the sale of our product candidates or from corporate collaboration or licensing arrangements, which we may never do, we expect to finance future cash needs through public or private equity offerings, debt or other financings. Additionally, collaboration and licensing arrangements often involve an equity investment. With the current small pool of authorized and unissued shares of common stock, Management believes that it is at a higher risk of being unable to raise additional capital if the Company’s stockholders do not approve the authorization of additional shares of common stock. In addition, if additional shares of common stock are not authorized, the Company may be more likely to issue shares of Preferred Stock that could be detrimental to the rights of common stockholders.

Management believes that the availability of additional authorized shares of common stock for issuance from time to time in the Board of Directors’ discretion in connection with possible future financings, collaboration and licensing arrangements, or for other corporate purposes, is desirable for all stockholders because it increases the number of potential alternatives available for the Company to operate its business and will provide the additional flexibility necessary to pursue its strategic objectives.

In addition, on April 12 and 30, 2018, we entered into subscription agreements with accredited investors for the sale of 14,875,000 shares of common stock and warrants to purchase 14,875,000 shares of common stock. The common stock was sold for a purchase price of $0.20 per share and the warrants are exercisable at $0.40 per share. Half of the warrants issued, for the purchase of an aggregate of 7,437,500 shares of common stock, were Series B Warrants (the “Series B Warrants”). The Series B Warrants will become exercisable following stockholder approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock in an amount sufficient for the full exercise of the Series B Warrants (the “Stock Authorization”) and for two years thereafter. If the Stock Authorization is not obtained by June 30, 2018, the Series B Warrants will be exercisable for an additional two years. Pursuant to the terms of the subscription agreements relating to the financing described above, we are required to seek and obtain shareholder approval to amend and restate our certificate of incorporation to ensure the availability of sufficient additional authorized but unissued shares of common stock for the full exercise of the Series B Warrants. The Board of Directors believes it is in our stockholders’ best interest to avoid the extension of the exercise period for the Series B Warrants by obtaining the Stock Authorization and amending our restated certificate prior to the June 30, 2018 deadline.

Other than the potential issuance of up to 7,437,500 shares of our common stock in connection with the exercise of the Series B Warrants, we currently have no definitive understandings, arrangements or agreements with respect to any future transactions or financings that would require us to authorize or issue new shares of our common stock.

The Board of Directors believes that the currently available authorized and unissued shares of common stock, in addition to being insufficient to allow for the exercise of all outstanding warrants, does not provide sufficient flexibility for corporate action in the future. Although we plan to continue to pursue sources of funding which do not involve the issuance of new equity securities, such as corporate collaborations and partnerships, if we are not successful with these efforts or if our Board of Directors otherwise determines that a financing through issuing additional shares is attractive, we want to be in a position to be able to complete such a transaction.

If this Proposal 3 is not approved by our stockholders, it is possible that financing alternatives for the Company may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel, and if this Proposal 3 is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals.

The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Except for the exercise of the Series B Warrants, our stockholders do not have any right to purchase or subscribe for any part of any new or additional issuance of our securities.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to our Restated Certificate of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed OUM & Co. LLP (“OUM”), as our independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2018. The Board proposes that the stockholders ratify this appointment. OUM audited our financial statements for the year ended December 31, 2017. We expect that representatives of OUM will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint OUM, the Audit Committee reviewed auditor independence issues with OUM and concluded that OUM has no commercial relationship with the Company that would impair its independence for the year ending December 31, 2018.

The submission of this matter to our stockholders at the Annual Meeting is not required by law or by our By-laws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their view. If this proposal is not approved at the Annual Meeting by the stockholders, the Audit Committee intends to reconsider, but might not change, its appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm.

Audit Fees

The following table presents fees for professional audit services rendered by our independent public accounting firm, OUM & Co., LLP, for the audit of the Company’s annual financial statements for the years ended December 31, 2017 and December 31, 2016, and fees billed for other services rendered during those periods.

	2017	2016
Audit fees(1)	$213,095	$104,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	3,543	—

	$216,638	$104,000

(1)	Audit fees consisted of audit work performed on the audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements and statutory audits. We engaged OUM & Co., LLP as our independent public accounting firm on December 9, 2016 and accordingly did not incur any OUM costs for the review of our quarterly financial statements in 2016. Prior to December 9, 2016 we used Ernst & Young LLP as our independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible

Non-audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements.

2.	Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required and Board of Directors’ Recommendation

Approval of the ratification of appointment of our independent registered public accounting firm requires an affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Board of Directors currently consists of five members: Dr. David J. Chaplin, Dr. Simon C. Pedder, Mr. Donald R. Reynolds, Dr. Bobby W. Sandage, Jr. and Dr. William D. Schwieterman. Under our By-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified.

Committees of the Board and Meetings

Meeting Attendance. During the year ended December 31, 2017, the Board of Directors held eight meetings, and the various committees of the Board met a total of six times. The Board of Directors has established three committees whose functions and current members are noted below. The Audit Committee, the Compensation Committee, and the Nominating and Governance Committee (collectively, the “Board Committees”) are committees of the Board of Directors and consist solely of members of the Board of Directors. Each director who served during 2017 attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees on which he served during 2017. The Board has also adopted a policy under which each member of the Board who chooses to attend the annual meeting of our stockholders is expected to do so at his or her own expense. One director in office at the time of our annual meeting of stockholders in 2017 standing for re-election attended our 2017 annual meeting.

Audit Committee. The Audit Committee consists of Dr. Sandage (Chairman), Dr. Pedder and Mr. Reynolds. During 2017, the Audit Committee held four meetings. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews our annual financial statements, considers matters relating to accounting policy and internal controls, and reviews the scope of our annual audits. The Board has determined that Dr. Sandage is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. The Board of Directors has adopted a charter for the Audit Committee, which is reviewed and reassessed annually by the Audit Committee. A copy of the Audit Committee’s written charter is publicly available on our website at www.mateon.com. All members of our Audit Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market and OTC Markets’ OTCQX Rules for U.S. Companies.

Compensation Committee. The Compensation Committee consists of Dr. Pedder (Chairperson), Mr. Reynolds and Dr. Sandage. During 2017, the Compensation Committee held one meeting. The Compensation Committee’s roles and responsibilities include making recommendations to the Board of Directors regarding the compensation philosophy and compensation guidelines for our executives, the role and performance of our executive officers, and appropriate compensation levels for our CEO, which are determined without the CEO present, and other executives based on a comparative review of compensation practices of similarly situated businesses. The Compensation Committee also makes recommendations to the Board regarding the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans. Our Compensation Committee also administers our 2015 Plan and the Mateon Therapeutics, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). Each member of the Compensation Committee qualifies as independent under the definition promulgated by The Nasdaq Stock Market and OTC Markets’ OTCQX Rules for U.S. Companies, and qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act.

The Compensation Committee reviews and assesses the three main components of each named executive officer’s compensation: base salary, incentive compensation, and equity compensation. Adjustments to base salary are generally only made when there has been a change in the scope of the responsibilities of the named executive officer or when, based on a review of the base salary component of executive officers in companies of a similar size and stage of development, the Compensation Committee members believe that an adjustment is warranted in order to remain competitive. The executive management of the Company determines and agrees with the Compensation Committee on its corporate goals and objectives for the ensuing year. At the end of each year, the attainment of each objective is assessed and incentive awards may be made to each executive based on his or her contribution to achieving the objectives. Awards are made based on either provisions of an executive’s employment agreement, or an assessment of each executive’s equity compensation position relative to the Company’s other executives.

The Compensation Committee also typically reviews our director compensation on at least an annual basis.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities, although did not retain the services of any independent consultants in 2017.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.mateon.com.

Nominating and Governance Committee. During 2017, the Nominating and Governance Committee held one meeting. The Nominating and Governance Committee consists of Mr. Reynolds (Chairman), Dr. Pedder and Dr. Sandage. The Nominating and Governance Committee’s role and responsibilities include making recommendations to the full Board as to the size and composition of the Board and making recommendations as to particular nominees to the Board. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market and OTC Markets’ OTCQX Rules for U.S. Companies.

If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2019 annual meeting of stockholders using the procedures set forth in the By-laws, it must follow the procedures described below under “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.

In addition, the Nominating and Governance Committee may consider candidates recommended by stockholders, as well as from other sources, such as current directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the biotechnology industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080. The Nominating and Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship of the Board and its committees.

A copy of the Nominating and Governance Committee’s written charter is publicly available on our website at www.mateon.com.

Board of Directors Leadership Structure

The Board does not have a policy regarding the separation of the roles of CEO and Chairman of the Board, as the Board believes it is in the best interests of the Company to periodically make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having an employee director serve as Chairman is in the best interest of the Company’s stockholders at this time.

The Chairman of the Board of Directors provides leadership to the Board and works with the Board to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board of Directors approves the meeting agendas after input from management, facilitates communication among members of the Board and presides at meetings of our Board and stockholders. Dr. Schwieterman has served as Chairman of the Board of Directors since August 18, 2016.

The Chairman of the Board of Directors, the Chairman of the Audit Committee, the CEO and the other members of the Board work in concert to provide oversight of our management and affairs. We believe that the leadership of the Chairman of the Board fosters a culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board encourages communication among its members and between management and the Board to facilitate productive working relationships. Working with the other members of the Board, the Chairman also works to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.

The Board of Directors’ Role in Risk Oversight

The Board plays an important role in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board and its committees. In particular, the Board administers its risk oversight function through (1) the review and discussion of regular periodic reports to the Board and its committees on topics relating to the risks that we face, (2) the required approval by the Board (or a committee of the Board) of significant transactions and other decisions, (3) the direct oversight of specific areas of our business by the Audit and Compensation Committees, and (4) regular periodic reports from our auditors and outside advisors regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting. The Board also relies on management to bring significant matters impacting us to the Board’s attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to financial risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor, control, and report such exposure. In addition, we, under the supervision of the Audit Committee, have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to our senior management and the Audit Committee. Because of the role of the Board in risk oversight, the Board believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board recognizes that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to our operations; however, the Board believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (650) 635-7000. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should submit his or her questions to the appropriate director using the Investor Relations email link in the “Contact Us” section on the Company’s website at www.mateon.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Our whistleblower hotline is accessible by telephone at 844-990-0002, by e-mail at reports@lighthouse-services.com, and online at http://www.lighthouse-services.com/Mateon.

EXECUTIVE OFFICERS OF THE COMPANY

See “Proposal 1 – Election of Directors” above for the biography of our President and Chief Executive Officer, William D. Schwieterman, M.D.

Matthew M. Loar, age 55, was appointed as our Chief Financial Officer in July 2015. Mr. Loar was previously Chief Financial Officer of KineMed, Inc., a privately held biotechnology company, from January 2014 to July 2015. From January 2010 to January 2014, Mr. Loar was an independent financial consultant to companies in the biopharmaceutical industry. While consulting, he also served as acting Chief Executive Officer and Chief Financial Officer of Neurobiological Technologies, Inc. (NTI), a publicly traded pharmaceutical company, beginning in February 2010 and currently continuing, and as Chief Financial Officer of Virolab, Inc., a biotechnology company, from May 2011 to August 2012. Previously, he was Chief Financial Officer of NTI from April 2008 to December 2009. Earlier in his career, Mr. Loar was Chief Financial Officer of Osteologix, Inc., a publicly traded pharmaceutical company, from 2006 to 2008, and of Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company, from 1995 to 2006. Mr. Loar currently serves on the board of directors of NTI. Mr. Loar received a B.A. in Legal Studies from the University of California, Berkeley and is a Certified Public Accountant (inactive) in California. We have an employment agreement with Mr. Loar, as further described under “Execution Compensation – Narrative Disclosure to Summary Compensation Table.”

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, the members of which have been appointed by the Board of Directors and which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market and the independence requirements of the OTC Markets’ OTCQX Rules for U.S. Companies, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.mateon.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of OUM & Co. LLP. In fulfilling its responsibilities for the financial statements for 2017, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2017, with management and OUM & Co. LLP, our independent registered public accounting firm;

•	Discussed with OUM & Co. LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 – Communications with Audit Committees; and

•	Received written disclosures and the letter from OUM & Co. LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding OUM & Co. LLP’s communications with the Audit Committee and the Audit Committee further discussed with OUM & Co. LLP their independence. The Audit Committee also considered the status of any pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and OUM & Co. LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

RESPECTFULLY SUBMITTED,

Members of the Mateon Therapeutics, Inc. Audit Committee

Bobby W. Sandage, Jr., Ph.D.

Simon C. Pedder, Ph.D.

Donald R. Reynolds

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC and us initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities. For these purposes, the term “other equity securities” would include options granted under the 2005 Stock Plan, the 2015 Plan and the 2017 Plan. To our knowledge, based solely on a review of the forms and written representations received by us from our Section 16 reporting persons, during the year ended December 31, 2017, all Section 16(a) filing requirements applicable to the reporting persons were properly and timely satisfied.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related person transactions.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that each of the nominees except for Dr. Chaplin and Dr. Schwieterman qualify as “independent directors” as defined under the rules of The Nasdaq Stock Market and OTC Markets’ OTCQX Rules for U.S. Companies.

Dr. Chaplin is a resident of the United Kingdom, and during 2016 the services he performed for Mateon while in the United Kingdom were conducted through Aston Biopharma LTD, an entity which Dr. Chaplin controlled, while the payment for services Dr. Chaplin performed for Mateon while he was in the United States were made directly to Dr. Chaplin. We paid Aston Biopharma LTD approximately $105,750 as compensation for services Dr. Chaplin performed while he was in the United Kingdom during 2016, and his compensation for services as an employee was reduced by this amount. Aston Biopharma LTD and Mateon terminated the consultancy agreement effective as of January 1, 2017 and all payments for Dr. Chaplin’s services were thereafter made directly to Dr. Chaplin. The compensation Dr. Chaplin has received from the Company is further described under “Executive Compensation”, and includes compensation received under the consultancy agreement with Aston Biopharma LTD.

On April 12, 2018, we closed a private placement transaction in which we received net proceeds of approximately $2.4 million. The private placement transaction consisted of the sale of 58.5 units at a purchase price of $50,000 per unit, and each unit contained 250,000 shares of our common stock and warrants to purchase up to 250,000 shares of our common stock. The purchase price of the common stock was $0.20 per share and warrants are exercisable at $0.40 per share. Dr. Schwieterman purchased 2.5 units and Mr. Loar and Mr. Reynolds each purchased one unit in the private placement transaction. The purchases of Dr. Schwieterman, Mr. Loar and Mr. Reynolds were reviewed in advance by disinterested directors on the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our common stock as of April 30, 2018 for (a) each of our executive officers named in the Summary Compensation Table, (b) each of our directors, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 30, 2018 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the tables. Except as indicated in footnotes to these tables, we believe that the stockholders named in these tables have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Ownership determinations are based on 41,419,934 shares of common stock outstanding on April 30, 2018. Unless otherwise indicated, the address of each stockholder is c/o Mateon Therapeutics, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080.

Name of Beneficial Owner	Number of Shares of Mateon Common Stock Beneficially Owned and Nature of Ownership		Percent of Class
William D. Schwieterman, M.D.	1,991,409	(1)	4.7%
Matthew M. Loar	930,989	(2)	2.2%
Donald R. Reynolds	726,823	(3)	1.7%
David J. Chaplin, Ph.D.	637,831	(4)	1.5%
Simon C. Pedder, Ph.D.	287,830	(5)	*
Bobby W. Sandage, Jr., Ph.D.	196,823	(6)	*
All current directors and executive officers as a group (6 persons)	4,771,705	(7)	10.6%

*	Less than 1%.
(1)	Includes 740,662 shares Dr. Schwieterman has the right to acquire upon the exercise of stock options and 625,000 shares upon the exercise of warrants.
(2)	Includes 380,989 shares Mr. Loar has the right to acquire upon the exercise of stock options and 250,000 shares upon the exercise of warrants.
(3)	Includes 196,823 shares Mr. Reynolds has the right to acquire upon the exercise of stock options and 250,000 shares upon the exercise of warrants.
(4)	Includes 636,825 shares Dr. Chaplin has the right to acquire upon the exercise of stock options.
(5)	Represents shares Dr. Pedder has the right to acquire upon the exercise of stock options.
(6)	Represents shares Dr. Sandage has the right to acquire upon the exercise of stock options.
(7)	Includes 2,439,952 shares that the current directors and executive officers have the right to acquire upon the exercise of stock options and 1,125,000 shares upon the exercise of warrants.

The determination that there were no persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock as of April 30, 2018, was based on a review of all statements filed with respect to us since the beginning of the past year with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during 2017 and 2016 to (1) our President and Chief Executive Officer, (2) our Chief Financial Officer and (3) our Chief Scientific Officer, the latter two of which are our next most highly compensated executive officers earning more than $100,000 in 2017.

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation		Total
William D. Schwieterman, M.D.	2017	$362,692	$—	$154,508	$130,825	(2)	$648,025
President and Chief Executive Officer	2016	410,000	102,500	227,514	126,298	(2)	866,312
Matthew M. Loar	2017	287,500	—	98,323	—		385,823
Chief Financial Officer	2016	325,000	56,875	142,648	—		524,523
David J. Chaplin, Ph.D.	2017	192,885	—	73,743	—		266,628
Chief Scientific Officer	2016	220,000	38,500	142,648	—		401,148

(1)	The fair values for all stock awards in this table represent the estimated award value at the time of grant using a Black-Scholes option pricing model with the following weighted-average assumptions:

Weighted Average Assumptions	2017	2016
Risk-free interest rate	2.0%	1.5%
Expected life (years)	6.0	6.0
Expected volatility	88%	88%
Dividend yield	0.00%	0.00%

Although all stock options in the table vest over a four year period, pursuant to rules of the SEC the value in the table represents full value at the grant date only and the values do not take into account subsequent increases or decreases in actual value to the recipient. See the Narrative Disclosure below for information regarding the number of shares granted to each of the named executive officers. See Note 6 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 for additional information regarding the assumptions used to determine the fair value of each of the option awards in this table. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Significant Judgments and Estimates” in the Form 10-K.

(2)	Represents costs for a furnished apartment in San Francisco, California, the cost of one economy class round-trip ticket between San Francisco, California and Mobile, Alabama per month, and the income tax impact of these expenses.

Narrative Disclosure to Summary Compensation Table

Dr. William D. Schwieterman. On May 15, 2015, we entered into an employment agreement with Dr. Schwieterman for his service as President and Chief Executive Officer, which was subsequently amended on July 31, 2015. Pursuant to the terms of this agreement, Dr. Schwieterman is entitled to receive an annual base salary of $410,000. In addition, he is eligible for an annual bonus of up to fifty percent of his then-current annual base salary, based on the Board of Directors’ assessment of his performance and the Company’s performance. For calendar year 2016, the Board of Directors determined that Dr. Schwieterman’s annual bonus would be at 50% of the targeted level, and for calendar year 2017, the Board of Directors determined that he would not receive an annual bonus due to the financial condition of the Company.

Dr. Schwieterman’s employment agreement also provides for the Company to pay the costs of furnished housing in San Francisco, California and the cost of one economy class roundtrip airplane ticket between San Francisco, California and Mobile, Alabama per month.

On October 2, 2017, the Company and Dr. Schwieterman agreed to a 50% reduction in his base annual salary (to $205,000), with reinstatement to previous levels contingent on the Company raising additional funding of at least $4 million or the execution of a licensing or collaboration agreement with certain conditions. Dr. Schwieterman continues to receive the reduced salary as of the date of the filing of this proxy statement.

Dr. Schwieterman may terminate his employment upon written notice to us. We may terminate his employment without prior written notice for cause, or without cause on sixty days’ prior written notice. If his employment is terminated by us for cause, by reason of his death or disability or by Dr. Schwieterman without good reason, we will pay him the amount of our accrued obligations as of the date of such termination. If his employment is terminated by us other than for cause or by Dr. Schwieterman with good reason, we will pay him the accrued obligations, an amount equal to twelve months of his then-current base salary and twelve months of health insurance premiums pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), subject to the conditions outlined in the agreement.

If his employment is terminated by us other than for cause or by Dr. Schwieterman with good reason in the one year following the effective date of a change in control of the Company, we will pay him our accrued obligations, an amount equal to twelve months of his then-current base salary and twelve months of COBRA premiums on the same conditions described above. In addition, all of his unvested equity awards outstanding on the date of termination shall vest and be immediately exercisable. Dr. Schwieterman has also agreed not to directly or indirectly solicit for employment, during his employment and for a twelve month period following termination of his employment, any person who is (or has been in the past year) a Company officer, executive or key employee.

All payments made and benefits available to Dr. Schwieterman in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

On March 21, 2016, the Company granted Dr. Schwieterman options to purchase 500,000 shares of our common stock with an exercise price of $0.7277 per share, which vest over a four year period. On January 12, 2017, the Company granted Dr. Schwieterman options to purchase 550,000 shares of our common stock with an exercise price of $0.375 per share, which vest over a four year period.

Matthew M. Loar. On July 20, 2015, we entered into an employment agreement with Mr. Loar for his service as our Chief Financial Officer. Pursuant to the terms of this agreement, Mr. Loar is entitled to receive an annual base salary of $325,000. In addition, he is eligible for an annual bonus of up to thirty-five percent of his then-current annual base salary, based on the Board of Directors’ assessment of his performance and the Company’s performance. For calendar year 2016, the Board of Directors determined that Mr. Loar’s annual bonus would be at 50% of the targeted level, and for calendar year 2017, the Board of Directors determined that he would not receive an annual bonus due to the financial condition of the Company.

On October 2, 2017, the Company and Mr. Loar agreed to a 50% reduction in his base annual salary (to $162,500), with reinstatement to previous levels contingent on the Company raising additional funding of at least $4 million or the execution of a licensing or collaboration agreement with certain conditions. Mr. Loar continues to receive the reduced salary as of the date of the filing of this proxy statement.

Mr. Loar may terminate his employment agreement upon written notice to us. We may terminate the employment agreement without prior written notice for cause, or without cause on sixty days’ prior written notice. If his employment is terminated by us for cause, by reason of his death or disability or by Mr. Loar without good reason, we will pay him the amount of our accrued obligations, as of the date of such termination. If his employment is terminated by us other than for cause or by Mr. Loar with good reason, we will pay him the accrued obligations, an amount equal to twelve months of his then-current base salary and twelve months of health insurance premiums pursuant to COBRA, subject to the conditions outlined in the agreement.

If his employment is terminated by us other than for cause or by Mr. Loar with good reason in the one year following the effective date of a change in control of the Company, we will pay him our accrued obligations, an amount equal to twelve months of his then-current base salary and twelve months of COBRA premiums on the same conditions described above. In addition, all of his unvested equity awards outstanding on the date of termination shall vest and be immediately exercisable. Mr. Loar has also agreed not to directly or indirectly solicit for employment, during his employment and for a twelve month period following termination of his employment, any person who is (or has been in the past year) a Company officer, executive or key employee.

All payments made and benefits available to Mr. Loar in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

On March 21, 2016, the Company granted Mr. Loar options to purchase 262,500 shares of our common stock with an exercise price per share of $0.7277 per share, which vest over a four year period. On January 12, 2017, the Company granted Mr. Loar options to purchase 350,000 shares of our common stock with an exercise price of $0.375 per share, which vest over a four year period.

Dr. David J. Chaplin. On May 12, 2015 we entered into an amended and restated employment agreement with Dr. Chaplin for his services as our Chief Scientific Officer. Pursuant to the terms of his employment agreement, Dr. Chaplin is entitled to receive an annual base salary of $220,000. In addition, he is eligible to be awarded an annual bonus of up to thirty-five percent of his then-current annual base salary, based on the Board of Directors’ assessment of his performance and the Company’s performance. For calendar year 2016, the Board of Directors determined that Dr. Chaplin’s annual bonus would be at 50% of the targeted level, and for calendar year 2017, the Board of Directors determined that he would not receive an annual bonus due to the financial condition of the Company.

On October 2, 2017, the Company and Dr. Chaplin agreed to a 50% reduction in his base annual salary (to $110,000), with reinstatement to previous levels contingent on the Company raising additional funding of at least $4 million or the execution of a licensing or collaboration agreement with certain conditions. Dr. Chaplin continued to receive the reduced salary through his retirement from employment with the Company on January 11, 2018.

On March 21, 2016, we granted Dr. Chaplin options to purchase 262,500 shares of our common stock with an exercise price per share of $0.7277 per share which were scheduled to vest over a four year period. On January 12, 2017, the Company granted Dr. Chaplin options to purchase 262,500 shares of our common stock with an exercise price of $0.375 per share, which were scheduled to vest over a four year period. The unvested portion of these options terminated following Dr. Chaplin’s retirement.

Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding grants of stock options as of December 31, 2017 to each of the executive officers named in the Summary Compensation Table. There were no grants of unvested stock awards outstanding as of December 31, 2017.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
William D. Schwieterman, M.D.	2,359	—	11.88	1/02/2018
President and Chief Executive Officer	4,209	—	6.62	7/01/2018
	5,140	—	5.30	1/02/2019
	10,060	—	2.70	7/01/2019
	4,880	—	2.79	1/02/2020
	5,280	—	2.60	7/02/2020
	193,750	106,250	1.43	5/28/2025
	—	75,000	1.43	5/28/2025
	218,750	281,250	.7277	3/21/2026
	126,042	423,958	.375	1/12/2027
Matthew M. Loar	90,625	59,375	$1.37	7/20/2025
Chief Financial Officer	114,843	147,657	.7277	3/21/2026
	80,208	269,792	.375	1/12/2027
David J. Chaplin, Ph.D.,	6,260	—	$4.36	1/23/2019
Chief Scientific Officer	10,060	—	2.70	7/01/2019
	4,880	—	2.79	1/02/2020
	134,374	15,626	2.95	5/15/2024
	201,563	23,437	1.43	5/28/2025
	114,843	147,657	.7277	3/21/2026
	60,156	202,344	.375	1/12/2027

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-In-Control

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to Dr. Schwieterman and Mr. Loar in the event of a termination of their employment or a change of control of the Company. Dr. Chaplin retired from his position with the Company effective January 11, 2018 and he received no benefits upon termination of his employment. Because Dr. Chaplin retired from his position with the Company, he is no longer eligible for payments or certain benefits in the event of a change in control of the Company. The following table summarizes the potential payments to Dr. Schwieterman and Mr. Loar assuming that one of the described termination events occurs. The table assumes that the event occurred on December 31, 2017, the last day of our fiscal year. On the final trading day of our fiscal year, the closing price of our common stock on OTCQX marketplace was $0.15 per share.

William D. Schwieterman, M.D.

Executive Benefits and Payments Upon Termination	Termination within 12 months Following Change in Control	Voluntary Termination by Executive or Death	Involuntary Not for Cause Termination or Termination by Executive with Good Reason	For Cause Termination	Disability
Base Salary	$410,000	$—	$410,000	$—	$—
Annual Bonus (50% of Base Salary)	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid	N/A	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid
Acceleration of Vesting of Equity	100%	0%	0%	0%	0%
Stock Options:
Number of Stock Options	811,458	—	—	—	—
Value upon Termination	$—	$—	$—	$—	$—
Vested Stock Received:
Number of Shares	—	—	—	—	—
Value upon Termination	$—	$—	$—	$—	$—
Relocation Reimbursement	N/A	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A	N/A
Post-Term Health Care	Up to 12 months	N/A	Up to 12 months	N/A	N/A
	$32,309	$—	$32,309	$—	$—
Excise Tax Gross Up	N/A	N/A	N/A	N/A	N/A

Matthew M. Loar

Executive Benefits and Payments Upon Termination	Termination within 12 months Following Change in Control	Voluntary Termination by Executive or Death	Involuntary Not for Cause Termination or Termination by Executive with Good Reason	For Cause Termination	Disability
Base Salary	$325,000	$—	$325,000	$—	$—
Annual Bonus (35% of Base Salary)	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid	N/A	Executive entitled to Annual Bonus related to most recently completed calendar year if earned and not already paid
Acceleration of Vesting of Equity	100%	0%	0%	0%	0%
Stock Options:
Number of Stock Options	476,824	—	—	—	—
Value upon Termination	$—	$—	$—	$—	$—
Vested Stock Received:
Number of Shares	—	—	—	—	—
Value upon Termination	$—	$—	$—	$—	$—
Relocation Reimbursement	N/A	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A	N/A
Post-Term Health Care	Up to 12 months	N/A	Up to 12 months	N/A	N/A
	$32,309	$—	$32,309	$—	$—
Excise Tax Gross Up	N/A	N/A	N/A	N/A	N/A

The information set forth above is described in more detail in the Narrative Disclosure to the Summary Compensation Table.

As defined in the employment agreements, a “Change in Control” means the following during the employment term:

(1)	any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than fifty percent of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(2)	a merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least fifty percent of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or

(3)	the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of its assets; or

(4)	a change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors, and provided in each such case the Change in Control also meets the requirements of a “Change in Control Event” within the meaning of Section 409A(a)(2)(A)(v) of the Code and Treasury Regulation Section 1.409A-3(i)(5). “Incumbent Directors” mean the directors who either (A) are directors of the Company as of the date of this Agreement, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

In each such case the Change of Control must also meet the requirements of a “Change of Control Event” within the meaning of Section 409(a)(2)(A)(v) of the Code.

Each of Dr. Schwieterman and Mr. Loar will be entitled to certain benefits as described in the table above if his employment is terminated by the Company for reasons other than cause or by him with good reason. “Cause,” as defined in the employment agreements, means:

(1)	Substantial failure to perform any of his duties or to follow reasonable, lawful directions of the Board or any officer to whom the party reports;

(2)	willful misconduct or willful malfeasance in connection with his employment;

(3)	commission of, conviction of, or plea of nolo contendere to, any crime constituting a felony under the laws of the United States or any state thereof, or any other crime involving moral turpitude;

(4)	material breach of any provision of the employment agreement, the By-laws or any other written agreement with the Company;

(5)	engaging in misconduct that causes significant injury to the Company, financial or otherwise, or to its reputation; or

(6)	any act, omission or circumstance constituting cause under the law governing the employment agreement.

“Good Reason,” as defined in the employment agreements, means the Company:

(1)	materially reduces the officer’s title or responsibilities;

(2)	relocates its headquarters more than sixty (60) miles from their current location (unless the relocation results in the headquarters being closer to the officer’s residence);

(3)	materially reduces the officer’s base salary; or

(4)	breaches a material term of the officer’s employment agreement.

Good Reason must also meet the requirements for a good reason termination in accordance with Code Section 409A, and any successor statute, regulation and guidance thereto.

Director Compensation

The following table shows the total compensation paid or accrued during 2017 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total
Simon C. Pedder, Ph.D.	$40,500	$40,000	$80,500
Donald R. Reynolds	$40,500	$40,000	$80,500
Bobby W. Sandage, Jr., Ph.D.	$40,317	$40,000	$80,317

(1)	Effective with quarterly board fees for the fourth quarter of 2017, the Board of Directors has suspended all cash payments for board service until the Company’s financial position improves sufficiently to warrant reinstatement of these fees.
(2)	The exercise price of these options is $0.51 per share, which was the market value of the Company’s common stock on the date of grant. The fair values for the awards granted were estimated at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions:

Weighted Average Assumptions
Risk-free interest rate	2.0%
Expected life (years)	6.0
Expected volatility	88%
Dividend yield	0.00%

Although the above options vest one year subsequent to grant, pursuant to rules of the SEC the values in the table represents the full value at the grant date only and the values do not take into account subsequent increases or decreases in actual value to the recipient. See Note 6 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, for additional information regarding the assumptions used to determine the fair value of each of the option awards in this table. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Significant Judgments and Estimates” in the Form 10-K.

The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various Committees of our Board.

Fees. In July 2014, the Board of Directors adopted a director compensation policy, which was amended and restated on October 25, 2016, (as amended and restated, the “2016 Director Compensation Policy”). In accordance with the 2016 Director Compensation Policy, the following cash fees are payable to non-employee directors quarterly in arrears at the end of each quarter:

Board or Committee of Board	Annual Cash Retainer Amount
Member of the Board	$40,000
Chairperson of the Board (in addition to compensation as a Member of the Board)	$20,000
Audit Committee Chairperson (in addition to compensation as a Member of the Board and as a member of the Audit Committee)	$3,000
Compensation Committee Chairperson (in addition to compensation as a Member of the Board and as a member of the Compensation Committee)	$3,000
Nominating and Governance Committee Chairperson (in addition to compensation as a Member of the Board and as a member of the Nominating and Governance Committee)	$3,000
Audit Committee Member (in addition to compensation as a Member of the Board)	$5,000
Compensation Committee Member (in addition to compensation as a Member of the Board)	$3,000
Nominating and Governance Committee Member (in addition to compensation as a Member of the Board)	$3,000

A new non-employee director joining the Board during the course of the year on a date other than the first day of the quarter will receive his or her cash compensation for that quarter pro-rated.

In October 2017, the Board of Directors suspended all cash payments for board service until the Company’s financial position improved sufficiently to warrant reinstatement of cash fees. As of the date of the filing of this proxy statement, board members continue to receive no fees.

Equity Grants. In accordance with the 2016 Director Compensation Policy, on the date of each annual meeting, each non-employee director is granted a non-qualified stock option to purchase shares of our common stock valued at $40,000 on the date of grant, which will vest in full one year from the grant date, subject to the applicable director’s continued service on the Board as of the vesting date.

A new non-employee director joining the Board will be granted an option to purchase shares of our common stock valued at $50,000 on or shortly after the first date of his or her service, which will vest over a three year period subject to the director’s continued service on the Board as of each vesting date.

Each option granted under the 2016 Director Compensation Policy will have an exercise price equal to the closing price of our common stock on OTCQX marketplace (or other applicable trading market) on the date of grant, or if the date of grant is not a trading day, the closing price on the next trading day following the date of grant, and each option will have a term of six years. The number of options to be received under the 2016 Director Compensation Policy will be calculated using the Black-Scholes valuation method.

Options granted pursuant to the 2016 Director Compensation Policy are subject to the terms and conditions of the applicable stock plan. Under the terms of the 2015 Incentive Plan and the 2017 Incentive Plan, directors may be granted shares of common stock, stock-based awards, and/or stock options to purchase shares of common stock.

Summary Description of the Company’s 2017 Plan

On January 12, 2017, the Board of Directors, with the approval of the Compensation Committee of the Board, adopted and approved the Mateon Therapeutics, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The following is a summary of the 2017 Plan, which is qualified in its entirety by reference to the text of the 2017 Plan and the form of option agreement under the 2017 Plan, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to the Company’s Form 8-K, filed with the SEC on January 13, 2017.

Eligibility. The 2017 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards, and other stock-based awards to employees, consultants and directors. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and provide additional incentive for them to promote our success or the success of our affiliates.

Shares Available for Issuance. The 2017 Plan provides for the issuance of up to 2,000,000 shares of our common stock. Generally shares of common stock reserved for awards under the 2017 Plan that lapse or are cancelled, forfeited, surrendered or terminated for any reason will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant.

Stock Options. Stock options granted under the 2017 Plan must be non-qualified stock options, which are not intended to meet the requirements of Section 422 of the Internal Revenue code. Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for twelve months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2017 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration. In accordance with the terms of the 2017 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2017 Plan. The Compensation Committee may delegate part of its authority and powers under the 2017 Plan to one or more of our directors and/or officers, but only our Board of Directors or our Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2017 Plan, our Compensation Committee determines the terms of awards, including, which employees, directors and consultants will be granted awards, the number of shares subject to each award, the vesting provisions of each award, the termination and cancellation provisions applicable to awards, and all other terms and conditions upon which each award may be granted in accordance with the 2017 Plan. In addition, our Compensation Committee may, in its discretion, amend any term or condition of any outstanding award, other than reducing the exercise price or purchase price, provided that (i) the term or condition as amended is not prohibited by the 2017 Plan; (ii) any amendment does not impair the rights of a participant under any award previously granted without that participant’s consent; and (iii) any amendment will be made only after the Compensation Committee determines whether the amendment would cause any adverse tax consequences to the participant.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, the Compensation Committee or the successor board, may, in its sole discretion, take any one or more of the following actions pursuant to the 2017 Plan, as to some or all outstanding awards (i) to provide that all outstanding options shall be assumed or substituted by the successor corporation, (ii) upon written notice to a participant, to provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant, (iii) in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, to make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options, (iv) to provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event, and (v) with respect to stock grants and in lieu of any of the foregoing, the Compensation Committee or the successor board may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Compensation Committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendment and Termination. The 2017 Plan may be amended by the Compensation Committee, in their capacity as administrator of the 2017 Plan. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of Plan. The 2017 Plan will expire by its terms on January 12, 2027.

Federal Income Tax Considerations. The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2017 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2017 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Non-Qualified Options. Non-qualified options may be granted under the 2017 Plan. A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants. With respect to stock grants under the 2017 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units. The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

EXPENSES OF SOLICITATION

We will bear the costs of soliciting proxies from our stockholders. We will make this solicitation by mail, and our directors, officers, and employees may also solicit proxies by telephone, fax, e-mail or in person, for which they will receive no compensation other than their regular compensation as directors, officers, or employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to beneficial owners of our voting securities. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that are incurred by them.

COMPENSATION PRACTICES AND POLICIES RELATING TO RISK MANAGEMENT

Consistent with SEC disclosure requirements, we have assessed our compensation policies, practices and awards, and have concluded that our compensation policies, practices and awards do not create risks that are reasonably likely to have a material adverse effect on the Company. Management and the Compensation Committee of our Board of Directors each assessed our compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. Our compensation programs include a combination of fixed base salaries, cash bonuses, long-term incentive awards, including performance-based compensation, and employee retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees.

Based on the foregoing, we believe that our compensation policies, practices and awards do not create risks that are likely to have a material adverse effect on the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with our effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics (the “Code of Conduct”) that applies to all of our employees, including our CEO and CFO. The text of the Code of Conduct has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2014, and is posted on our website at www.mateon.com. Disclosure regarding any amendments to, or waivers from provisions of the code of conduct and ethics that apply to our directors, principal executive, and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2019 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than Monday, January 7, 2019. To be considered for presentation at the 2019 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than 75 days prior to the date that is one year from this year’s mailing date and no later than 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2019 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of The Secretary, Mateon Therapeutics, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2017, which includes our financial statements, provides additional information about us and can be found on the website of the SEC at www.sec.gov. They are also available on our website at www.mateon.com. You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Mateon Therapeutics, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080, Attention: Investor Relations.

South San Francisco, CA

May 7, 2018

Appendix A

AMENDED AND RESTATED

MATEON THERAPEUTICS, INC. 2015 EQUITY INCENTIVE PLAN

(as amended and restated on             , 2018)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Mateon Therapeutics, Inc. 2015 Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

California Participant means a Participant who resides in the State of California.

Cause means, with respect to a Participant: (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance issued with respect thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $0.01 par value per share.

Company means Mateon Therapeutics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals based on one or more of the following criteria: (i) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (ii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iii) earnings or book value per share (basic or diluted); (iv) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (v) stock price or total shareholder return; (vi) cost targets, reductions and savings, expense management, productivity and efficiencies; (vii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (viii) other strategic business criteria, consisting of one or more objectives based on meeting specified goals. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

Plan means this Amended and Restated Mateon Therapeutics, Inc. 2015 Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan, which may be an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be (i) 6,524,219 shares of Common Stock, plus (ii) the amount of shares of Common Stock, if any, that are presently subject to awards under the Company’s 2005 Stock Plan but which become unissued after April 25, 2015 upon the cancellation, surrender or termination of such award for any reason whatsoever, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan, provided, however, that no more than 725,781 Shares shall be added to the Plan pursuant to subsection (ii).

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 500,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

(f) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or, in the event of death of the Participant, the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(g) Make any adjustments in the Performance Goals included in any Performance-Based Awards, provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

(h) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee. To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events. For California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, the exercise period of the Option set forth in the Option Agreement shall not be more than 120 months from the date of grant.

(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b). ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. For California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, each Stock Grant shall be issued within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s shareholders. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(i)	Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(ii)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(iii)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company to terminate the Stock-Based Award without the issuance of Shares, and the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may an Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	PERFORMANCE BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. For California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, Stock Rights shall not be transferable by the Participant other than by will or by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 of the Securities Act. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(ii)	Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment. For Options granted to California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, an Option must be exercisable for at least thirty (30) days from the date of a Participant’s termination of employment.

(iii)	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(iv)	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(v)	A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(vi)	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(i)	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(iii)	A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, a Participant may exercise such rights for at least six (6) months from the date of termination of service due to Disability; and

(iv)

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the

Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(i)	In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

(iii)	If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, the Participant’s Survivors must be allowed to take all necessary steps to exercise the Option for at least six (6) months from the date of death of such Participant.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(i)	All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(i)	The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(ii)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

(f) Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under

Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on February 26, 2025 (the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company). The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his or her separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or

(ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.	INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and any subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Appendix B

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION OF

MATEON THERAPEUTICS, INC., AS AMENDED

It is hereby certified that:

FIRST:	The name of the corporation (hereinafter called the “Corporation”) is Mateon Therapeutics, Inc. The date of filing of its Certificate of Incorporation with the Delaware Secretary of State was July 9, 1992, under the name OXiGENE, Inc.

SECOND:	The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out Section A of Article Fourth in its entirety and by substituting in lieu thereof the following:

“A. Designation and Number of Shares.

The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is 165,000,000 shares, of which 150,000,000 shares are designated Common Stock, of the par value of One Cent ($0.01) per share, and 15,000,000 shares are designated Preferred Stock, of the par value of One Cent ($0.01) per share.”

THIRD:	The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this          day of             , 2018.

MATEON THERAPEUTICS, INC.

By:
Name:	William D. Schwieterman, M.D.
Its:	Chief Executive Officer

B-1

Appendix C

MATEON THERAPEUTICS, INC.
701 GATEWAY BLVD, SUITE 210
SOUTH SAN FRANCISCO, CA 94080

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
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		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all the nominees listed and FOR Proposals 2 through 4.		☐	☐	☐
1.	To elect five members to the Board of Directors to hold office until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominees
01	DAVID J. CHAPLIN 02 SIMON C. PEDDER 03 DONALD R. REYNOLDS 04 BOBBY W. SANDAGE, JR. 05 WILLIAM D. SCHWIETERMAN
					For	Against	Abstain
2.

To approve the amended and restated Mateon Therapeutics, Inc. 2015 Equity Incentive Plan, which includes an increase in the number of shares available for the grant of awards from 4,725,781 to 7,250,000 shares.

					☐	☐	☐
3.	To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 70,000,000 to 150,000,000.				☐	☐	☐
4.	To ratify the appointment of OUM & CO. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.				☐	☐	☐
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PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MATEON THERAPEUTICS, INC.

The undersigned hereby appoints Dr. William D. Schwieterman and Matthew M. Loar, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Mateon Therapeutics, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 20, 2018 at 10:00 am PDT or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side